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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 2003


                           BLUE RIVER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


              Indiana                   0-24501                  35-2016637
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
        of incorporation)                                    Identification No.)


             29 East Washington Street
               Shelbyville, Indiana                               46176
               --------------------                             ----------
     (Address of Principal Executive Offices)                    Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Blue River Bancshares, Inc. (the "Company") under the Securities Act of 1933.

ITEM 9.  REGULATION FD DISCLOSURE.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached hereto as Exhibit 99.1 is a copy of the Company's press release announcing the third quarter results for calendar year 2003.


         99.1     Press Release, dated October 22, 2003.



                                     * * * *



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUE RIVER BANCSHARES, INC.
                                            (Registrant)


Date: October 22, 2003                      By:   /s/ Lawrence T. Toombs
                                               ---------------------------------
                                               Lawrence T. Toombs, President





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                                INDEX TO EXHIBITS


Exhibit No.              Description
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99.1                     Press Release, dated October 22, 2003






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